Exhibit 99.1

     ( BW)(GA-BLUELINX-HOLDINGS)(BXC) BlueLinx Announces First Quarter Results

     ATLANTA—(BUSINESS WIRE)—May 9, 2005—BlueLinx Holdings Inc. (NYSE: BXC), a leading distributor of building products in North America, today reported financial results for the first fiscal quarter ended April 2, 2005.

     Revenues for the first quarter were $1.35 billion, representing a 5.6% increase over the $1.28 billion reported for the first quarter ended April 3, 2004. This increase was driven by 3.4% growth in unit volume, primarily within structural products, and 2.2% growth in price, primarily in specialty products. Net income for the first quarter was $8.4 million, or $0.28 per diluted share, compared to $27.3 million, or $0.91 per diluted share, in the comparable period last year. For purposes of comparison, the prior year first quarter statement of operations is presented on a pro forma basis, as if BlueLinx had been a stand-alone, publicly-traded entity since December 29, 2002.

     Gross profit for the first quarter was $119.3 million compared to $155.9 million in the prior year period. Gross margin fell to 8.8% from 12.2% for the same period last year. In anticipation of falling structural product prices during the quarter, the company distributed a greater proportion of structural product through the direct channel than during the same period last year in order to reduce its inventory risk. This resulted in a decline in the company’s structural product gross margins. In addition, gross margins on certain specialty products such as metal and moulding were below last year’s levels. For the first quarter of fiscal 2004, gross margin was significantly above the company’s historical long-term average gross margin due to inventory profits associated with rapidly escalating structural product and metal prices.

     Selling, general & administrative expenses in the first quarter of fiscal 2005 declined $6.0 million to $91.4 million reflecting reduced variable expenses, including commission expenses, incentive compensation expenses, and materials handling and warehouse expenses associated with distributing more product through the direct channel. Operating income for the first quarter of fiscal 2005 was $23.6 million compared to $54.7 million in the first quarter of 2004.

     As Reported Results

     As reported sales for the quarter ended April 2, 2005 were $1.35 billion compared to $1.28 billion for the same period last year. Gross profit for the first quarter declined to $119.3 million from $154.1 million in the prior-year period primarily due to a decrease in gross margin for structural products, metal products and certain specialty products. Operating income was $23.6 million versus $55.0 million in the first quarter of 2004, reflecting lower gross profit partially offset by lower operating expenses. Net income for the first quarter of 2005 was $8.4 million compared to net income of $34.0 million for the first quarter of fiscal 2004. The company’s net income of $34.0 million for the first quarter of 2004 was achieved as a division of Georgia-Pacific Corporation and did not include interest expense and certain corporate overhead expenses that are included in the results for the quarter ended April 2, 2005.

     During the first quarter the company used $81.5 million in cash in operating activities to support seasonal increases in receivables and inventories offset somewhat by a corresponding increase in payables. This compares to $204 million of net cash used by operations in the first quarter of 2004. Cash from financing activities totaled $86.5 million, primarily attributable to the draw down on the company’s revolving credit facility to support seasonal working capital increases. This compares to $205 million of cash from investing activities in the first quarter of 2004. During the first quarter of 2004, the division was financed by Georgia-Pacific Corporation.

     “BlueLinx accomplished a great deal during the first quarter, advancing our organic growth strategy to increase unit volume by adding profitable customers, particularly in the under-represented industrial segment, continuing to enlarge the vendor base and increasing customers’ share of purchases. Our nationwide presence, broad product offering, diverse customer and vendor base create advantages for us in the building products supply chain that we leverage to deliver value added solutions for customers and vendors alike,” said Chuck McElrea, chief executive officer. “Anticipating that structural product prices would decline during the quarter, based on a number of market indicators, we took decisive action to mitigate the risk of holding inventory by increasing the selling velocity of price sensitive products. Our business model has built-in correcting mechanisms to adjust variable expenses to gross margin fluctuations.”

     Mr. McElrea concluded, “Our strategy to gain market share is showing results, and we remain sharply focused on executing strategic initiatives to drive unit volume growth and productivity to achieve operational margin leverage and improve working capital utilization.”

     Dividend

     The BlueLinx Board of Directors declared a $0.125 dividend on the company’s common shares for the quarter ended April 2, 2005, payable on June 30, 2005 to shareholders of record on June 15, 2005.

     Basis of Presentation

     This release provides unaudited financial statements for the first quarter of 2005 and the first quarter of 2004. For purposes of comparison, the statement of operations for the first quarter ended April 3, 2004 is provided on both an as reported and a pro forma basis. Last year’s pro forma results reflect the acquisition by BlueLinx of the real estate and operating assets of the building products distribution division of Georgia-Pacific and the Company’s subsequent IPO on December 14, 2004. Results have been adjusted to reflect the acquisition transaction, mortgage refinancing transaction, and offering transaction, and are presented as if BlueLinx Holdings had been a standalone entity since December 29, 2002. On a pro forma basis diluted earnings per share is calculated using 30.2 million shares. Detailed reconciliations of all pro forma adjustments are included in a presentation, to be read in conjunction with this release, which can be found on the BlueLinx web site at www.BlueLinxCo.com.

     Conference Call

     BlueLinx will host a conference call today at 10:00 a.m. Eastern Time accompanied by a supporting slide presentation. Investors may listen to the conference call and download the presentation by going to the Investor Relations page of the BlueLinx web site, at www.BlueLinxCo.com. Investors will also be able to access an encore recording of the conference call for one week by calling 706-645-9291, Conference ID# 5587165. The recording will be available two hours after the conference call has concluded. Investors may, alternatively, access a recording of this call on the BlueLinx web site — where a replay of the webcast will be available for 90 days.

     About BlueLinx Holdings Inc.

     Headquartered in Atlanta, Georgia, BlueLinx Holdings Inc., operating through its wholly owned subsidiary BlueLinx Corporation, is a leading distributor of building products in North America. Employing more than 3,400 people in North America, BlueLinx offers 10,000 products from over 750 suppliers to service more than 11,700 customers nationwide, including dealers, industrial manufacturers, manufactured housing producers and home improvement retailers. The Company operates its distribution business from sales centers in Atlanta and Denver, and its network of more than 60 warehouses. Additional information about BlueLinx can be found on its web site at www.BlueLinxCo.com.

     Forward-looking Statements

     This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended January 1, 2005, and in its periodic reports filed with the Securities and Exchange Commission from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. BlueLinx undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

BlueLinx Holdings Inc.
As Reported Statement of Operations 1st Quarter 2005 and Proforma
Statement of Operations 1st Quarter 2004

	Quarters Ended
	BlueLinx	BlueLinx
	As Reported	Proforma
	April 2,	April 3,
	2005	2004
	(in thousands, except
	per share data)
Sales:
Net sales	$1,351,619	$1,279,882
Cost of sales	1,232,291	1,123,934

Gross profit	119,328	155,948

Operating expenses:
Selling, general, and administrative	91,435	97,373
Depreciation and amortization	4,243	3,836

	Quarters Ended
	BlueLinx	BlueLinx
	As Reported	Proforma
	April 2,	April 3,
	2005	2004
	(in thousands, except
	per share data)
Total operating expenses	95,678	101,209

Operating income	23,650	54,739
Non-operating expenses:
Interest expense	9,334	8,363
Other expense, net	129	306

Income before provision for income taxes	14,187	46,070
Provision for income taxes	5,769	18,751

Net income	$8,418	$27,319

Basic weighted average number of common shares outstanding	30,155	30,185

Basic net income per share applicable to common stock	$0.28	$0.91

Diluted weighted average number of common shares outstanding	30,458	30,185

Diluted net income per share applicable to common stock	$0.28	$0.91

BlueLinx Holdings Inc.
As Reported Statements of Operations 1st Quarter 2005 and 1st Quarter 2004

	Quarters Ended
		BlueLinx
	BlueLinx	As Reported
	As Reported	(Combined)
	April 2,	April 3,
	2005	2004
	(in thousands, except
	per share data)
Sales:
Net sales	$1,351,619	$1,279,882
Cost of sales	1,232,291	1,125,784

Gross profit	119,328	154,098

Operating expenses:
Selling, general, and administrative	91,435	94,681
Depreciation and amortization	4,243	4,431

Total operating expenses	95,678	99,112

	Quarters Ended
		BlueLinx
	BlueLinx	As Reported
	As Reported	(Combined)
	April 2,	April 3,
	2005	2004
	(in thousands, except
	per share data)
Operating income	23,650	54,986
Non-operating expenses:
Interest expense	9,334	—
Other expense, net	129	306

Income before provision for income taxes	14,187	54,680
Provision for income taxes	5,769	20,717

Net income	$8,418	$33,963

Basic weighted average number of common shares outstanding	30,155

Basic net income per share applicable to common stock	$0.28

Diluted weighted average number of common shares outstanding	30,458

Diluted net income per share applicable to common stock	$0.28

Dividends declared per share of common stock	$0.125

BlueLinx Holdings Inc.
As Reported Balance Sheets for Periods Ending April 2, 2005 and January 1, 2005

	BlueLinx	BlueLinx
	As Reported	As Reported
	April 2,	January 1,
	2005	2005
	(in thousands)
Assets:
Current assets:
Cash	$18,706	$15,572
Receivables	499,423	363,688
Inventories	517,913	500,231
Deferred income taxes	7,151	6,122
Other current assets	35,241	34,203

Total current assets	1,078,434	919,816

Property, plant, and equipment:
Land and land improvements	55,573	55,573
Buildings	93,133	93,133
Machinery and equipment	46,752	41,063
Construction in progress	1,414	5,089

Property, plant, and equipment, at cost	196,872	194,858
Accumulated depreciation	(11,267)	(7,880)

	BlueLinx	BlueLinx
	As Reported	As Reported
	April 2,	January 1,
	2005	2005
	(in thousands)

Property, plant, and equipment, net	185,605	186,978
Other non-current assets	29,747	30,268

Total assets	$1,293,786	$1,137,062

Liabilities :
Current liabilities:
Accounts payable	$338,358	$270,271
Bank overdrafts	38,557	32,033
Accrued compensation	9,303	18,292
Current maturities of long-term debt	153,247	94,103
Other current liabilities	13,091	13,142

Total current liabilities	552,556	427,841

Noncurrent liabilities:
Long-term debt	574,000	558,000
Deferred income taxes	667	740
Other long-term liabilities	11,049	8,989

Total liabilities	1,138,272	995,570

Shareholders’ Equity:
Common stock	302	295
Additional paid in capital	130,733	121,306
Accumulated other comprehensive income	(844)	(789)
Retained earnings	25,323	20,680

Total shareholders’ equity	155,514	141,492

Total liabilities and equity	$1,293,786	$1,137,062

BlueLinx Holdings Inc.
As Reported Statements of Cash Flows for Periods Ending April 2, 2005 and April 3, 2004

	Quarters Ended
		BlueLinx
	BlueLinx	As Reported
	As Reported	(Combined)
	April 2,	April 3,
	2005	2004
	(in thousands)
Cash flows from operating activities:
Net income	$8,418	$33,963
Adjustments to reconcile net income to cash used in operations:
Depreciation and amortization	4,243	4,431
Amortization of debt issue costs	1,005	—
Deferred income tax provision (benefit)	(1,102)	4,173
Changes in assets and liabilities:
Receivables	(135,735)	(203,726)
Inventories	(17,682)	(118,904)

	Quarters Ended
	BlueLinx	BlueLinx
	As Reported	As Reported
		(Combined)
	April 2,	April 3,
	2005	2004
	(in thousands)
Accounts payable	68,087	103,568
Changes in other working capital	(9,465)	(25,793)
Other	778	(1,711)

Net cash used in operating activities	$(81,453)	$(203,999)

Cash flows from investing activities:
Property, plant, and equipment investments	(2,048)	(1,152)
Proceeds from sale of assets	140	203

Cash used in investing activities	$(1,908)	$(949)

Cash flows from financing activities:
Net transactions with Georgia-Pacific Corporation	—	211,098
Issuance of common stock, net	8,600	—
Net increase in revolving credit facility	75,144	—
Increase (decrease) in bank overdrafts	6,524	(6,432)
Common dividends paid	(3,773)	—

Net cash provided by financing activities	$86,495	$204,666

Increase (decrease) in cash	3,134	(282)
Balance, beginning of period	15,572	506

Balance, end of period	$18,706	$224

Supplemental Cash Flow Information
Income taxes paid for the period	$10,592	$16,544

Interest paid during the period	$8,291	$—

BlueLinx Holdings Inc.
As Reported Statements of Operations 1st Quarter 2005 and 1st Quarter 2004
As Reported Reconciliation

		BlueLinx	Distribution	BlueLinx
	BlueLinx	As Reported	Division	As Reported
	As Reported	Period from	As Reported	(Combined)
	Period from	Inception	Period from	Period from
	January 2,	(March 8,	January 4,	January 4,
	2005 to	2004) to	2004 to	2004 to
	April 2,	April 3,	April 3,	April 3,
	2005	2004	2004	2004
	(in thousands, except per share data)
Sales:
Net sales	$1,351,619	$—	$1,279,882	$1,279,882
Cost of sales	1,232,291	—	1,125,784	1,125,784

Gross profit	119,328	—	154,098	154,098

		BlueLinx	Distribution	BlueLinx
	BlueLinx	As Reported	Division	As Reported
	As Reported	Period from	As Reported	(Combined)
	Period from	Inception	Period from	Period from
	January 2,	(March 8,	January 4,	January 4,
	2005 to	2004) to	2004 to	2004 to
	April 2,	April 3,	April 3,	April 3,
	2005	2004	2004	2004
	(in thousands, except per share data)
Operating expenses:
Selling, general, and administrative	91,435	584	94,097	94,681

Depreciation and amortization	4,243	—	4,431	4,431

Total operating expenses	95,678	584	98,528	99,112

Operating income	23,650	(584)	55,570	54,986

Non-operating expenses:
Interest expense	9,334	—	—	—
Other expense net	129	—	306	306

Income before income taxes	14,187	(584)	55,264	54,680

Provision for income taxes	5,769	(228)	20,945	20,717

Net income	$8,418	$(356)	$34,319	$33,963

Basic weighted average number of common shares outstanding	30,155

Basic net income per share applicable to common stock	$0.28

Diluted weighted average number of common shares outstanding	30,458

Diluted net income per share applicable to common stock	$0.28

Dividends declared per share of common stock	$0.125

BlueLinx Holdings Inc.
As Reported Statements of Cash Flows for Periods Ending April 2, 2005 and April 3, 2004
As Reported Reconciliation

				BlueLinx
		BlueLinx	Distribution	As Reported
	BlueLinx	As Reported	Division	(Combined)
	As Reported	Period from	As Reported	Period from
	Period from	Inception	Period from	Inception
	January 2,	(March 8,	January 4,	(March 8,
	2005 to	2004) to	2004 to	2004) to
	April 2,	April 3,	April 3,	April 3,
	2005	2004	2004	2004
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$8,418	$(356)	$34,319	$33,963
Adjustments to reconcile net income to cash used in operations:
Depreciation and amortization	4,243	—	4,431	4,431
Amortization of debt issue costs	1,005	—	—	—
Deferred income tax provision (benefit)	(1,102)	(228)	4,401	4,173
Changes in assets and liabilities:
Receivables	(135,735)	—	(203,726)	(203,726)
Inventories	(17,682)	—	(118,904)	(118,904)
Accounts payable	68,087	3,267	100,301	103,568
Changes in other working capital	(9,465)	(2,683)	(23,110)	(25,793)
Other	778	—	(1,711)	(1,711)

Net cash used in operating activities	$(81,453)	$—	$(203,999)	$(203,999)

Cash flows from investing activities:
Property, plant, and equipment investments	(2,048)	—	(1,152)	(1,152)
Proceeds from sale of assets	140	—	203	203

Cash used in investing activities	$(1,908)	$—	$(949)	$(949)

Cash flows from financing activities:
Net transactions with Georgia-Pacific Corporation	—	—	211,098	211,098
Issuance of common stock, net	8,600	—	—	—
Net increase in revolving credit facility	75,144	—	—	—
Increase (decrease) in bank overdrafts	6,524	—	(6,432)	(6,432)

				BlueLinx
		BlueLinx	Distribution	As Reported
	BlueLinx	As Reported	Division	(Combined)
	As Reported	Period from	As Reported	Period from
	Period from	Inception	Period from	Inception
	January 2,	(March 8,	January 4,	(March 8,
	2005 to	2004) to	2004 to	2004) to
	April 2,	April 3,	April 3,	April 3,
	2005	2004	2004	2004
	(in thousands)
Common dividends paid	(3,773)			—

Net cash provided by financing activities	$86,495	$—	$204,666	$204,666

Increase (decrease) in cash	3,134	—	(282)	(282)
Balance, beginning of period	15,572	—	506	506

Balance, end of period	$18,706	$—	$224	$224

Supplemental Cash Flow Information
Income taxes paid for the period	$10,592	$—	$16,544	$16,544

Interest paid during the period	$8,291	$—	$—	$—

CONTACT:	BlueLinx Holdings Inc.
David Morris, 866-671-5138
or
Lippert/Heilshorn & Associates, Inc.
Investor Contact:
Jody Burfening/Chris Witty, 212-838-3777
cwitty@lhai.com